Exhibit 99.1

Weight Watchers Appoints Lisa Gavales and Sue Gove to Board of Directors

New, Independent Directors Bring Deep Consumer, Digital and Turnaround Expertise

to Support Strategic Transformation

NEW YORK – April 7, 2026 – WW International, Inc. (Nasdaq: WW) (“Weight Watchers” or the “Company”), the global leader in science-backed weight management, today announced that it has appointed accomplished executives, Lisa Gavales and Sue Gove, as independent members of the Company’s Board of Directors, effective April 7, 2026. Ms. Gavales and Ms. Gove will serve as directors until the Company’s 2026 annual meeting of shareholders and are expected to stand for election at the annual meeting. Following these appointments, the Board consists of six directors, all of whom are independent.

Lisa Gavales and Sue Gove are highly regarded consumer brand leaders with distinct expertise that will enhance the Board as Weight Watchers advances its next phase of growth. Ms. Gavales is a consumer and retail executive with a proven track record of building digitally-enabled, multi-channel businesses and strengthening brand engagement at scale. Among her experience, she has served as Chair of the Office of the CEO at Destination Maternity, Interim CEO of Bluestem Group, and previously as Chief Marketing Officer at Express. Ms. Gove has a proven track record of commercial leadership and strong financial acumen across consumer-facing organizations, and also brings extensive public company board experience. Most recently, she was president and CEO and a member of the board of directors of Bed Bath & Beyond after serving as Interim CEO, and brings experience as a CEO, COO and CFO.

Gene Davis, Chairman of the Weight Watchers Board, said, “The Board is committed to overseeing the Company’s transformation into the premier global destination for weight health and to delivering long-term value to shareholders. We are delighted to welcome Lisa and Sue to the Weight Watchers Board and look forward to benefiting from their experience and insights as we work to create long-term value for shareholders.”

Nikolaj Sjoqvist, Chairman of Weight Watchers Nominating and Corporate Governance Committee, said, “The appointments of Lisa and Sue reflect an ongoing process over several months to identify high-caliber directors with the right skills as we support management and position Weight Watchers for sustainable growth. Lisa’s expertise in e-commerce, brand building and customer engagement will contribute to driving continued growth and member acquisition, while Sue’s experience will ensure thoughtful resource prioritization.”

Ms. Gavales said, “I have long admired the Weight Watchers brand and its impact, and I’m pleased to join the Board at an important stage in the Company’s evolution. With a strong foundation and significant opportunity to expand its digital health offerings, I look forward to contributing my experience to advance Weight Watchers’ strategic objectives and create value.”

Ms. Gove said, “Weight Watchers is an iconic brand and organization that has initiated meaningful transformation over the past year. I look forward to working with my fellow directors and the management team to build on this important strategic direction, provide further financial oversight and support execution.”

About Lisa Gavales

Lisa Gavales is a proven consumer and retail executive with more than 30 years of experience. Most recently, she was Chair of the Office of the CEO at Destination Maternity Corp, the largest maternity apparel retailer in the U.S. She previously served as Interim CEO of Bluestem Group and as President, CEO and Chairman of the Board of Things Remembered. Earlier in her career, she held senior leadership roles at Talbots and Express, including Chief Marketing Officer of Express. Ms. Gavales began her career at Bloomingdale’s, where she spent more than a decade in senior roles across merchandising, marketing, strategic planning and digital commerce.

Ms. Gavales holds an MBA and a B.S. in Marketing from the University of Bridgeport.

About Sue Gove

Sue Gove is an experienced executive and board leader with deep expertise in operational transformation, financial leadership and strategic execution across consumer-facing businesses. Most recently, she was president and CEO and a member of the board of directors of Bed Bath & Beyond. She previously held CEO roles at Vitamin World and Golfsmith International, where she also served as Chief Operating Officer and Chief Financial Officer. Prior to these roles, Ms. Gove began her career at Zale Corporation, America’s largest specialty jewelry retailer, where she held senior leadership positions, including Chief Financial Officer and Chief Operating Officer. In addition, Ms. Gove currently serves on the board of directors of LKQ Corporation.

Ms. Gove holds a B.B.A in Accounting from the University of Texas McCombs School of Business.

About Weight Watchers

Weight Watchers is the global leader in science-backed weight management, offering an integrated support system built for the GLP-1 era that combines scientific expertise, medication, cutting-edge technology, and human connection. With more than 60 years of experience, Weight Watchers is the most studied commercial weight management program in the world, delivered through its No. 1 U.S. doctor-recommended weight-loss program. Its holistic, personalized approach also includes U.S.-based clinical interventions and access to GLP-1 medications when clinically appropriate, and a global network of coaches and community support. Since 1963, the Company has led with science to deliver its members the personalized support they need to reach and sustain their goals. Members can access these solutions directly, or through Weight Watchers for Business’ full-spectrum platform for employers, health plans, and payers. In a landscape crowded with contradictory advice, isolating apps, and one-size-fits-all solutions, Weight Watchers offers a proven path forward that is rooted in research, grounded in empathy and designed to help every member feel better in their body and live a longer, healthier life. For more information, visit weightwatchers.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings the Company makes with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Forward-looking statements speak only as of the date the statements are made and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

For investor inquiries, please contact:

John Mills or Anna Kate Heller

WeightWatchers@icrinc.com

For media inquiries, please contact:

Lizzy Levitan

WW@hunt-gather.com